UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 25, 2022

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (250) 765-6424

__________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

Davidson & Company LLP (“Davidson & Co.”), advised Lexaria Bioscience Corp. (the “Registrant”) that it would not stand for re-election as the Registrant’s Certifying Accountant after completing its audit of the Registrant’s year end financial statements.

Davidson & Co.’s reports on the Registrant’s financial statements for the fiscal years ended August 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended August 31, 2022 and 2021 and through November 25, 2022, there was no “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Davidson & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davidson & Co., would have caused Davidson & Co. to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years.

During the fiscal years ended August 31, 2022 and 2021 and through to November 25, 2022, there was no “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Davidson & Co. with a copy of the above disclosure and requested that Davidson & Co. furnish the Registrant with a letter addressed to the SEC stating whether or not Davidson & Co. agrees with the statements contained above. Davidson & Co. has furnished the Registrant with a letter addressed to the SEC stating that it agrees with the above statements, a copy of which is filed as Exhibit 16.1 herewith.

(b) New Independent Registered Public Accounting Firm

In accordance with the advice by Davidson & Co. that it was not seeking re-election, the Audit and Finance Committee (the “Committee”) of the Board of Directors of the Registrant conducted a competitive selection process to determine the replacement of Davidson & Co. for the fiscal year ending August 31, 2023. As a result of this process the Committee, after having reviewed and evaluated several independent registered accounting firms, approved the recommendation for the appointment of MaloneBailey LLP (“MaloneBailey”). The Board of Directors accepted this recommendation and approved the appointment of MaloneBailey effective as of November 25, 2022.

During the two most recent fiscal years and in the subsequent interim periods through to November 25, 2022, the Registrant has not consulted with MaloneBailey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(1)(iv) or (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

16.1	Letter of Davidson & Company LLP dated November 28, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: November 28, 2022

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